                                                                    EXHIBIT 99.6

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[312,231,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               FEBRUARY [27], 2006

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                      $190,478,526
Aggregate Original Principal Balance                         $190,553,332
Number of Mortgage Loans                                         784

                                             MINIMUM            MAXIMUM             AVERAGE (1)
                                             -------            -------             -----------
Original Principal Balance                   $47,000           $900,000              $243,053
Outstanding Principal Balance                $46,884           $899,829              $242,957

                                             MINIMUM            MAXIMUM         WEIGHTED AVERAGE (2)
                                             -------            -------         --------------------
Original Term (mos)                            180               360                   360
Stated remaining Term (mos)                    178               360                   358
Loan Age (mos)                                  0                 6                     2
Current Interest Rate                        5.625%            10.625%                7.523%
Initial Interest Rate Cap(4)                 3.000%             3.000%                3.000%
Periodic Rate Cap(4)                         1.000%             1.000%                1.000%
Gross Margin(4)                              4.625%             9.625%                6.569%
Maximum Mortgage Rate(4)                     11.625%           16.625%               13.519%
Minimum Mortgage Rate(4)                     5.625%            10.625%                7.511%
Months to Roll(4)                              18                 83                    30
Original Loan-to-Value                       18.48%            100.00%                78.36%
Credit Score (3)                               539               811                   660

                                             EARLIEST           LATEST
                                             --------           ------
Maturity Date                              12/01/2020         02/01/2036

                                           PERCENT OF                                 PERCENT OF
LIEN POSITION                             MORTGAGE POOL    YEAR OF ORIGINATION       MORTGAGE POOL
-------------                             -------------    -------------------       -------------
1st Lien                                        100.00%           2005                  95.73%
                                                                  2006                   4.27
OCCUPANCY

Primary                                          95.87%    LOAN PURPOSE

Second Home                                        0.31    Purchase                     68.77%
Investment                                         3.83    Refinance - Rate/Term          2.64
                                                           Refinance - Cashout           28.58
LOAN TYPE

Fixed Rate                                       11.67%    PROPERTY TYPE

ARM                                               88.33    Single Family                77.03%
                                                           Planned Unit Development      13.87
AMORTIZATION TYPE                                          Condominium                    6.61
Fully Amortizing                                 22.21%    Two- to Four-Family            2.49
Interest Only                                     32.59
Balloon                                           45.20

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

MORTGAGE RATES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                         LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.501% to 6.000%                           34    $9,899,950       5.20%    5.922%     661       $291,175    76.67%   68.36%   58.48%
6.001% to 6.500%                           33    10,657,564        5.60     6.347     647        322,956     79.48    82.21    68.36
6.501% to 7.000%                          127    36,592,501       19.21     6.872     668        288,130     76.68    58.54    43.29
7.001% to 7.500%                          191    46,216,891       24.26     7.330     668        241,973     77.66    43.76    28.88
7.501% to 8.000%                          191    44,645,386       23.44     7.824     662        233,745     78.03    41.45    21.68
8.001% to 8.500%                          112    22,759,634       11.95     8.309     655        203,211     79.98    31.57    22.09
8.501% to 9.000%                           57    12,836,093        6.74     8.838     629        225,195     79.49    36.88    31.98
9.001% to 9.500%                           31     5,337,791        2.80     9.290     641        172,187     86.83    53.81    18.71
9.501% to 10.000%                           5     1,296,344        0.68     9.717     655        259,269     87.43     0.00     0.00
10.001% to 10.500%                          2       167,400        0.09    10.250     674         83,700    100.00    41.78     0.00
10.501% to 11.000%                          1        68,973        0.04    10.625     721         68,973    100.00     0.00     0.00
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.625% per annum to 10.625% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.523% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)               LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                                  4       341,720        0.00     0.076     638         85,430      0.84     0.59     0.00
349 to 360                                780   190,136,806       99.82     7.523     660        243,765     78.35    47.51    32.65
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES                LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                             6      $293,368       0.15%    8.591%     631        $48,895    82.82%   33.02%   17.01%
$50,001 to $100,000                        69     5,571,029        2.92     8.147     656         80,740     82.45    51.66    10.66
$100,001 to $150,000                      162    20,702,766       10.87     7.765     648        127,795     79.44    59.92    17.62
$150,001 to $200,000                      148    25,859,189       13.58     7.591     658        174,724     78.89    47.20    16.48
$200,001 to $250,000                       94    21,109,179       11.08     7.467     657        224,566     77.57    43.24    23.83
$250,001 to $300,000                       75    20,411,974       10.72     7.597     658        272,160     76.87    42.01    37.02
$300,001 to $350,000                       61    19,733,138       10.36     7.366     664        323,494     77.70    45.56    42.47
$350,001 to $400,000                       51    19,051,393       10.00     7.537     654        373,557     80.07    58.65    39.27
$400,001 to $450,000                       42    17,897,191        9.40     7.276     670        426,124     77.29    33.28    54.74
$450,001 to $500,000                       33    15,624,417        8.20     7.510     659        473,467     78.57    48.89    33.26
$500,001 to $550,000                       23    11,899,547        6.25     7.421     676        517,372     78.18    43.45    43.90
$550,001 to $600,000                       12     6,952,019        3.65     7.289     663        579,335     79.02    49.96    33.62
$600,001 to $650,000                        6     3,783,685        1.99     7.401     692        630,614     74.95    33.34    66.56
$650,001 to $700,000                        1       689,803        0.36     6.750     629        689,803     74.59   100.00     0.00
$850,001 to $900,000                        1       899,829        0.47     7.990     708        899,829     75.00   100.00     0.00
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $46,884 to approximately $899,829 and the average outstanding principal balance of the Mortgage Loans was approximately $242,957.

PRODUCT TYPES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                          LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
15 Year fixed Loans                         4      $341,720       0.18%    7.574%     638        $85,430    83.95%   59.22%    0.00%
30 Year Fixed Loans                        78    13,884,089        7.29     7.381     645        178,001     78.94    85.02    14.51
30/40 Balloons                              4       647,018        0.34     8.119     638        161,755     84.12    64.77     0.00
30/45 Balloons                             37     7,365,235        3.87     7.826     628        199,060     80.40    80.71     0.00
2/28 LIBOR Loans                          303    76,515,370       40.17     7.417     664        252,526     79.15    42.32    68.87
3/27 LIBOR Loans                           55    10,682,855        5.61     7.425     645        194,234     81.97    66.32    49.32
4/26 LIBOR Loans                            3       701,921        0.37     7.038     640        233,974     80.45    84.04    38.50
5/25 LIBOR Loans                            8     2,251,576        1.18     6.491     655        281,447     72.06    68.64    80.93
3/27 LIBOR Loans
  (40 Yr Amortization)                     11     2,955,181        1.55     7.549     651        268,653     74.54    31.07     0.00
3/27 LIBOR Loans
  (45 Yr Amortization)                    269    72,206,290       37.91     7.679     664        268,425     76.98    39.41     0.00
5/25 LIBOR Loans
  (45 Yr Amortization)                     10     2,522,654        1.32     7.576     695        252,265     77.13    38.38     0.00
7/23 LIBOR Loans
  (40 Yr Amortization)                      1       175,938        0.09     7.250     664        175,938     80.00     0.00     0.00
7/23 LIBOR Loans
  (45 Yr Amortization)                      1       228,679        0.12     6.500     657        228,679     75.00   100.00     0.00
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

AMORTIZATION TYPE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                        LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing                          242    42,303,258        0.22     0.076     658        174,807      0.80     0.49     0.00
Balloon                                   333    86,100,995       45.20     7.683     661        258,562     77.25    42.89     0.00
60 Month Interest-Only                    198    60,059,374       31.53     7.241     661        303,330     78.73    51.36   100.00
120 Month Interest-Only                    11     2,014,899        1.06     7.251     632        183,173     81.61   100.00   100.00
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

ADJUSTMENT TYPE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                        LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM                                       661  $168,240,463      88.33%    7.519%     663       $254,524    78.19%   42.90%   35.70%
Fixed Rate                                123    22,238,063       11.67     7.553     639        180,797     79.65    82.61     9.06
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION                LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Arizona                                    19    $3,741,553       1.96%    8.095%     655       $196,924    78.64%   38.45%   32.90%
Arkansas                                    6       880,370        0.46     7.475     656        146,728     75.44    88.35     0.00
California                                299   102,391,834       53.76     7.357     669        342,448     76.90    38.66    40.64
Colorado                                   41     7,591,473        3.99     7.381     655        185,158     79.96    61.18    27.80
Florida                                    54    11,534,167        6.06     7.994     663        213,596     78.61    33.17    22.25
Georgia                                    32     5,848,731        3.07     7.914     627        182,773     81.85    62.58    16.43
Idaho                                      21     2,640,367        1.39     7.459     648        125,732     75.71    73.62    24.54
Illinois                                    1       194,963        0.10     8.000     587        194,963     75.00   100.00     0.00
Indiana                                     2       638,215        0.34     6.847     603        319,108     74.61    92.23    92.23
Iowa                                        5       553,229        0.29     8.118     610        110,646     75.56    38.70     0.00
Kansas                                      8     1,107,574        0.58     8.590     642        138,447     81.72    76.27    27.19
Kentucky                                    9     1,166,666        0.61     8.104     633        129,630     82.79    51.58     0.00
Maryland                                    1       150,478        0.08     8.750     626        150,478     70.00     0.00     0.00
Michigan                                   23     3,292,797        1.73     8.103     665        143,165     81.76    38.15     5.52
Minnesota                                   6     1,390,239        0.73     7.475     614        231,706     79.57    81.42    50.98
Mississippi                                 1       103,100        0.05     7.250     601        103,100     79.96   100.00     0.00
Missouri                                    9     1,447,352        0.76     7.778     665        160,817     86.78    71.22     8.84
Nebraska                                    4       738,302        0.39     7.719     666        184,575     77.78    53.21     0.00
Nevada                                     16     3,991,606        2.10     7.449     653        249,475     79.87    49.57    35.89
New Jersey                                  3       845,776        0.44     7.821     626        281,925     77.95    75.41     0.00
North Carolina                              6       718,586        0.38     7.727     639        119,764     86.13   100.00     0.00
Ohio                                       54     7,465,152        3.92     7.959     626        138,244     84.41    71.91    38.56
Oklahoma                                    5       687,815        0.36     7.904     656        137,563     79.99    59.62     0.00
Oregon                                     56    12,028,592        6.31     7.460     653        214,796     79.62    58.43    18.20
Pennsylvania                                5       650,250        0.34     9.161     657        130,050     82.19    22.10     0.00
South Carolina                              8     1,193,671        0.63     8.306     650        149,209     86.70    64.77    40.85
Tennessee                                   8       934,187        0.49     7.811     636        116,773     77.63    94.21    24.09
Utah                                       13     2,027,550        1.06     7.230     677        155,965     76.05    52.70     4.45
Washington                                 60    12,918,624        6.78     7.469     654        215,310     79.32    61.97    28.89
Wisconsin                                   8     1,430,931        0.75     7.617     649        178,866     78.95    78.22     0.00
Wyoming                                     1       174,377        0.09     8.250     632        174,377     90.00   100.00     0.00
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

No more than approximately 1.22% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS                   LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                              5      $922,202       0.48%    7.566%     652       $184,440    36.28%   67.37%    0.00%
50.01% to 55.00%                            5     1,051,238        0.55     6.959     603        210,248     51.57   100.00    39.95
55.01% to 60.00%                           10     2,499,087        1.31     7.288     634        249,909     57.35    46.02    25.41
60.01% to 65.00%                           10     3,088,018        1.62     8.256     622        308,802     62.97    17.96    28.79
65.01% to 70.00%                           22     4,594,182        2.41     7.664     627        208,826     68.60    43.70     4.25
70.01% to 75.00%                          230    63,568,868       33.37     7.419     669        276,386     74.87    34.14    31.79
75.01% to 80.00%                          385    91,280,932       47.92     7.407     665        237,093     79.94    46.63    35.69
80.01% to 85.00%                           25     4,934,711        2.59     7.916     620        197,388     84.10    91.93    24.86
85.01% to 90.00%                           52    12,344,190        6.48     8.170     638        237,388     89.79    85.93    35.13
90.01% to 95.00%                           14     2,504,251        1.31     7.903     633        178,875     94.88    97.84    31.11
95.01% to 100.00%                          26     3,690,846        1.94     8.759     639        141,956     99.85    89.38    21.93
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.48% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

LOAN PURPOSE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                           LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                                  530  $130,996,490      68.77%    7.539%     669       $247,163    78.95%   40.49%   33.28%
Refinance - Cashout                       231    54,446,807       28.58     7.499     638        235,700     77.29    63.03    30.31
Refinance - Rate Term                      23     5,035,228        2.64     7.380     660        218,923     74.59    63.11    39.14
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

PROPERTY TYPE

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                          LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                             613  $146,730,336      77.03%    7.504%     660       $239,364    78.45%   47.66%   32.13%
Planned Unit Development                  102    26,428,568       13.87     7.681     654        259,104     79.19    52.32    30.40
Condominium                                52    12,583,746        6.61     7.493     670        241,995     76.85    40.84    44.19
Two- to Four-Family                        17     4,735,875        2.49     7.323     673        278,581     75.17    34.64    28.27
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

DOCUMENTATION

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                          LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation
Full Documentation - Bank
  Statements                              385    90,539,906        0.48     0.073     632        235,169      0.80     1.00     0.36
No Income Verification                    341    86,562,485       45.44     7.775     690        253,849     76.90     0.00    28.19
Limited Income Verification                58    13,376,135        7.02     7.146     661        230,623     77.60     0.00    35.93
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

OCCUPANCY

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                              LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                                   741  $182,603,228      95.87%    7.488%     659       $246,428    78.26%   46.86%   33.35%
Investment                                 41     7,289,913        3.83     8.371     669        177,803     81.24    63.62    16.03
Second Home                                 2       585,385        0.31     7.875     737        292,692     73.23    58.16     0.00
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE LOANS AGE (MONTHS)            LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
0                                           8    $1,920,850       1.01%    8.001%     653       $240,106    76.22%   14.48%    0.00%
1                                         528   121,820,541       63.95     7.830     662        230,721     77.95    40.72    18.69
2                                         156    42,056,064       22.08     7.172     669        269,590     78.15    47.17    47.08
3                                          49    12,846,492        6.74     6.758     653        262,173     80.24    75.85    71.39
4                                          27     6,909,863        3.63     6.591     621        255,921     83.00    91.94    90.44
5                                          14     4,413,707        2.32     6.059     624        315,265     79.71    95.31    84.58
6                                           2       511,009        0.27     5.832     603        255,505     80.00   100.00    68.88
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ORIGINAL PREPAYMENT PENALTY TERM       LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                                       97   $22,393,119      11.76%    8.008%     651       $230,857    79.73%   48.61%   20.70%
6 Months                                    8     1,107,574        0.58     8.590     642        138,447     81.72    76.27    27.19
12 Months                                  66    18,838,403        9.89     7.559     672        285,430     77.75    52.47    42.73
24 Months                                 212    53,048,790       27.85     7.378     663        250,230     79.20    42.87    55.35
36 Months                                 401    95,090,640       49.92     7.470     659        237,134     77.66    48.57    20.74
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES                 LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
526 to 550                                  4      $846,856       0.44%    8.363%     542       $211,714    64.15%   63.52%   28.34%
551 to 575                                 25     5,047,943        2.65     8.079     568        201,918     75.10    86.55    17.71
576 to 600                                 52    12,245,216        6.43     7.981     591        235,485     79.29    90.48    39.82
601 to 625                                153    35,965,592       18.88     7.327     612        235,069     80.31    86.81    39.09
626 to 650                                142    31,465,578       16.52     7.554     639        221,589     78.66    60.15    31.15
651 to 675                                148    34,989,081       18.37     7.728     662        236,413     77.25    36.81    27.44
676 to 700                                113    30,184,421       15.85     7.378     686        267,119     77.48    13.73    28.12
701 to 725                                 66    17,286,692        9.08     7.403     711        261,920     78.02    28.45    32.16
726 to 750                                 41    11,223,777        5.89     7.326     737        273,751     78.54     1.72    40.83
751 to 775                                 26     7,104,481        3.73     7.287     761        273,249     79.85    31.14    33.06
776 to 800                                 13     3,854,071        2.02     7.532     782        296,467     78.95     1.43    42.12
801 to 825                                  1       264,818        0.14     7.875     811        264,818     57.24     0.00     0.00
TOTAL:                                    784  $190,478,526     100.00%    7.523%     660       $242,957    78.36%   47.53%   32.59%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 539 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 660.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS                 LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
4.501% to 5.000%                           20    $5,814,128       3.46%    5.907%     646       $290,706    78.79%   77.43%   77.98%
5.001% to 5.500%                           29     9,045,993        5.38     6.308     640        311,931     79.24    77.10    78.70
5.501% to 6.000%                          107    31,408,490       18.67     6.826     670        293,537     77.36    60.40    47.23
6.001% to 6.500%                          159    40,078,324       23.82     7.271     674        252,065     77.26    38.52    30.79
6.501% to 7.000%                          172    42,678,248       25.37     7.761     668        248,129     77.67    35.69    22.73
7.001% to 7.500%                           88    18,916,151       11.24     8.227     655        214,956     79.53    28.64    26.98
7.501% to 8.000%                           53    14,351,693        8.53     8.741     638        270,787     78.47    24.56    35.99
8.001% to 8.500%                           27     4,893,071        2.91     9.234     645        181,225     83.80    41.71    25.74
8.501% to 9.000%                            3       817,991        0.49     9.625     653        272,664     91.77     0.00     0.00
9.001% to 9.500%                            2       167,400        0.10    10.250     674         83,700    100.00    41.78     0.00
9.501% to 10.000%                           1        68,973        0.04    10.625     721         68,973    100.00     0.00     0.00
TOTAL:                                    661  $168,240,463     100.00%    7.519%     663       $254,524    78.19%   42.90%   35.70%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.625% per annum to 9.625% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.569% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MAXIMUM MORTGAGE RATES        LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.501% to 12.000%                         24    $7,068,525       4.20%    5.915%     654       $294,522    78.84%   69.34%   77.42%
12.001% to 12.500%                         31     9,975,643        5.93     6.349     648        321,795     79.35    80.99    73.03
12.501% to 13.000%                        115    34,026,798       20.23     6.873     671        295,885     76.84    55.41    45.84
13.001% to 13.500%                        163    41,421,090       24.62     7.327     674        254,117     77.49    37.94    29.83
13.501% to 14.000%                        162    39,140,268       23.26     7.828     665        241,607     77.88    35.84    23.83
14.001% to 14.500%                         88    19,578,713       11.64     8.303     656        222,485     79.35    25.30    25.10
14.501% to 15.000%                         47    11,626,814        6.91     8.840     632        247,379     78.57    30.31    35.31
15.001% to 15.500%                         25     4,348,247        2.58     9.305     644        173,930     84.57    46.93    22.96
15.501% to 16.000%                          3       817,991        0.49     9.625     653        272,664     91.77     0.00     0.00
16.001% to 16.500%                          2       167,400        0.10    10.250     674         83,700    100.00    41.78     0.00
16.501% to 17.000%                          1        68,973        0.04    10.625     721         68,973    100.00     0.00     0.00
TOTAL:                                    661  $168,240,463     100.00%    7.519%     663       $254,524    78.19%   42.90%   35.70%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.625% per annum to 16.625% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.519% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE              LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
August 2007                                 2      $511,009       0.30%    5.832%     603       $255,505    80.00%  100.00%   68.88%
September 2007                             12     3,816,707        2.27     6.059     626        318,059     80.35    94.58    82.17
October 2007                               19     4,568,463        2.72     6.677     617        240,445     83.32    93.15    85.54
November 2007                              30     8,718,986        5.18     6.845     653        290,633     80.58    65.70    85.53
December 2007                              69    21,244,862       12.63     7.148     682        307,897     78.32    36.59    72.87
January 2008                              170    37,552,243       22.32     7.952     666        220,896     78.65    27.69    59.56
February 2008                               1       103,100        0.06     7.250     601        103,100     79.96   100.00     0.00
September 2008                              1       292,000        0.17     6.125     605        292,000     80.00   100.00   100.00
October 2008                                5     1,353,000        0.80     6.327     610        270,600     80.82    81.97   100.00
November 2008                               6     1,499,138        0.89     7.309     622        249,856     86.72   100.00    85.73
December 2008                              55    14,097,355        8.38     7.209     662        256,316     78.88    50.89    15.55
January 2009                              262    66,843,884       39.73     7.764     664        255,129     76.99    39.21     0.22
February 2009                               6     1,758,950        1.05     8.062     657        293,158     75.87     9.95     0.00
October 2009                                1       158,250        0.09     6.500     661        158,250     81.99   100.00   100.00
November 2009                               1       112,000        0.07     6.500     738        112,000     80.00     0.00   100.00
January 2010                                1       431,671        0.26     7.375     607        431,671     80.00   100.00     0.00
September 2010                              1       305,000        0.18     5.990     609        305,000     71.43   100.00   100.00
October 2010                                1       411,650        0.24     5.875     680        411,650     79.99   100.00   100.00
November 2010                               1       136,869        0.08     7.125     604        136,869     80.00   100.00     0.00
December 2010                               6     2,121,055        1.26     6.943     679        353,509     72.02    63.35    52.12
January 2011                                9     1,799,656        1.07     7.657     688        199,962     76.91    17.58     0.00
January 2013                                2       404,617        0.24     6.826     660        202,308     77.17    56.52     0.00
TOTAL:                                    661  $168,240,463     100.00%    7.519%     663       $254,524    78.19%   42.90%   35.70%